DFA INVESTMENT DIMENSIONS GROUP INC.
U.S. Small Cap Portfolio
U.S. Targeted Value Portfolio

SUPPLEMENT TO THE SUMMARY AND STATUTORY

PROSPECTUSES OF EACH PORTFOLIO LISTED ABOVE

The purpose of this supplement to the Summary and Statutory Prospectuses dated February 28, 2026, as amended, of the portfolios listed above (each, a “Portfolio” and collectively, the “Portfolios”), each a series of DFA Investment Dimensions Group Inc., is to notify shareholders of the following changes.

I. The following is added to the end of the “Investment Objective” section of each Portfolio’s fund summary:

The Portfolio has a secondary investment objective of minimizing federal income taxes on returns.

II. The following is added to the end of the first paragraph in the “Principal Investment Strategies” section of each Portfolio’s fund summary:

The Advisor’s tax management strategies for the Portfolio are designed to maximize the after tax value of a shareholder’s investment. Generally, the Advisor buys and sells securities for the Portfolio with the goals of: (i) delaying and minimizing the realization of net capital gains (e.g., selling stocks with capital losses to offset gains, realized or anticipated); and (ii) maximizing the extent to which any realized net capital gains are long-term in nature (i.e., taxable at lower capital gains tax rates).

III. The following is added to the “Principal Risks” section of each Portfolio’s fund summary and “Additional Information on Investment Objectives and Policies—Additional Information Regarding Investment Risks” section of the Prospectus:

Principal Risks

Tax-Management Strategy Risk: The tax-management strategies may alter investment decisions and affect portfolio holdings, when compared to those of non-tax managed funds. The Advisor anticipates that performance of a fund may deviate from that of non-tax managed funds. Although the Advisor may intend to manage a fund in a manner which considers the effects of the realization of capital gains and taxable dividend income each year, the fund may nonetheless distribute taxable gains and dividends to shareholders.

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IV. The following is added to the “Additional Information on Investment Objectives and Policies” section of each Portfolio’s Prospectus:

TAX MANAGEMENT STRATEGIES

The U.S. Small Cap Portfolio and U.S. Targeted Value Portfolio each seek to maximize the after tax value of an investment by managing its portfolio in a manner that will defer the realization of net capital gains where possible and may attempt to reduce dividend income. When selling securities, a Portfolio typically will select the highest cost shares of the specific security in order to minimize the realization of capital gains. In certain cases, the highest cost shares may produce a short-term capital gain. Since short-term capital gains generally are taxed at higher tax rates than long-term capital gains, the highest cost shares with a long-term holding period may be disposed of instead. Each Portfolio, when consistent with all other tax management policies, may sell securities in order to realize capital losses. Realized capital losses can be used to offset realized capital gains, thus reducing capital gains distributions.

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The Advisor may attempt to time the purchases and sales of securities to reduce the receipt of dividends when possible. With respect to dividends that are received, the Portfolios may not be eligible to flow through the dividends received deduction attributable to holdings in U.S. equity securities to corporate shareholders if, because of certain timing rules, hedging activities, or debt financing activities at the Portfolio level, the requisite holding period of the dividend paying stock is not met.

Also, the Portfolios may dispose of securities whenever the Advisor determines that disposition is consistent with their tax management strategies or is otherwise in the best interest of a Portfolio. As part of its investment decisions, the Advisor may also consider the effects of holding periods and securities lending, among other factors, that may affect the tax characteristics of the income received.

Although the Advisor intends to manage each Portfolio in a manner which considers the effects of the realization of capital gains and taxable dividend income each year, the Portfolios may nonetheless distribute taxable gains and dividends to shareholders. Of course, realization of capital gains is not entirely within the Advisor’s control. Capital gains distributions may vary considerably from year to year. A Portfolio may be required to distribute taxable realized gains from a prior year, even if the Portfolio has a net realized loss for the year of distribution. There will be no capital gains distributions in years when a Portfolio realizes a net capital loss. Furthermore, the redeeming shareholders may be required to pay taxes on their capital gains, if any, on a redemption of a Portfolio's shares, whether paid in cash or in kind, if the amount received on redemption is greater than the amount of the shareholder’s tax basis in the shares redeemed.

The date of this Supplement is July 16, 2026